UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2021

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4300 Wilson Boulevard, Suite 1100 Arlington, Virginia	22203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 522-1315

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange
Corporate Units	AESC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On September 20, 2021, Gustavo Pimenta, Executive Vice President and Chief Financial Officer of The AES Corporation (the “Company”), notified the Company of his decision to resign from his position to join Vale S.A. as its Chief Financial Officer. Mr. Pimenta will continue to serve as the Company’s Executive Vice President and Chief Financial Officer through October 14, 2021 and will serve as Executive Vice President thereafter until his departure on November 1, 2021.

Appointment of Chief Financial Officer

On September 21, 2021, the Board of Directors (the “Board”) of the Company appointed Stephen Coughlin to serve as the Company’s Executive Vice President and Chief Financial Officer, effective October 15, 2021. Mr. Coughlin, age 50, currently serves as the Vice President, Corporate Strategy and Financial Planning & Analysis of the Company and has held such position since September 2020. Prior to his current role, Mr. Coughlin previously served as Vice President, Financial Planning & Analysis and Global Finance Operations of the Company from May 2020 through August 2020, the founding Chief Executive Officer of Fluence, the Company’s joint venture with Siemens, from 2018 through April 2020, Vice President, Energy Storage Platforms of the Company from 2016 through 2017 and Vice President, Corporate Strategy & Investments of the Company from 2014 through 2016.

There are no family relationships, as defined in Item 401(d) of Regulation S-K, between Mr. Coughlin and any of the Company’s directors or executive officers, or persons nominated or chosen to become a director or an executive officer. There is no arrangement or understanding between Mr. Coughlin and any other person pursuant to which he was selected as the Company’s Executive Vice President and Chief Financial Officer. Mr. Coughlin does not have any direct or indirect material interest in any transaction or proposed transaction required to be disclosed under Item 404(a) of Regulation S-K. There were no material changes made to Mr. Coughlin’s compensatory arrangements, or awards granted, in connection with his appointment as the Company’s Executive Vice President and Chief Financial Officer.

A copy of the Company’s press release announcing the appointment of Mr. Coughlin to serve as Executive Vice President and Chief Financial Officer commencing on October 15, 2021 and Mr. Pimenta’s departure from the Company is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by The AES Corporation, dated September 21, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

By:	/s/ Paul L. Freedman
Name:	Paul L. Freedman
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: September 22, 2021

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